UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 10, 2000
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                                AMPEX CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                          0-20292                  13-3667696
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(State or Other               (Commission)         (I.R.S. Employer
Jurisdiction of               File Number)           Identification
Incorporation)                                                No.)


                    500 Broadway, Redwood City, CA 94063-3199
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (415) 367-2011
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         (Former name or former address, if changed since last report.)
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



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.    Other Events

         On February 1, 2000, the Registrant and its wholly-owned subsidiary, iNextv Corporation ("iNextv") commenced a civil action against Information Super Station L.L.C. ("ISS"), its subsidiary Executive Branch Webcasting Corporation ("EBWC") and certain individuals (collectively, the "Defendants") in the United States District Court for the Southern District of New York. The complaint alleges that the Defendants violated the Securities Act of 1934, and the rules thereunder, breached their contract with the Registrant and iNextv and engaged in tortious conduct in connection with an investment made by the Registrant in EBWC. The complaint seeks compensatory and punitive damages and other relief from the Defendants.

         The litigation relates to an agreement entered into in July, 1999, between the Registrant and the Defendants, with respect to the funding and development of an Internet website, known as EXBTV.com, focusing primarily on the webcasting of Federal government executive agency proceedings. In the fourth quarter of 1999, for the reasons specified in the complaint, the Registrant concluded that ISS was not fulfilling its obligations under the agreement and determined to fund, develop and manage the EXBTV.com site independently. Accordingly, prior to filing the complaint, the Registrant informed ISS that the Registrant had elected not to exercise its options under the agreement to acquire a controlling interest in EBWC and notified EBWC that the Registrant had revoked a non-exclusive license previously granted to EBWC to use the EXBTV.com Internet domain name. The Registrant has been operating the EXBTV.com site independently since that time.

         The Registrant has been informed by counsel to ISS that ISS and EBWC intend to amend a previously filed but not served civil complaint in the Superior Court of the District of Columbia against the Registrant and iNEXTV, relating to the EBWC agreement. The original ISS complaint seeks compensatory and punitive damages and injunctive relief. At the date of this Report, the Registrant has not been served with the original complaint or an amended complaint.

         Management of the Registrant believes that ISS has defaulted in its obligations under the agreement, made material misrepresentations and engaged in fraudulent misconduct in connection with the EBWC agreement. Although no assurance can be given as to the ultimate outcome of any litigation, management of the Registrant believes that this litigation will not interfere with the continued development of the EXBTV.com site or have a material effect on the Registrant.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be on its behalf by the undersigned hereunto duly authorized.

                                           AMPEX CORPORATION


Date: February 10, 2000                     By: /s/ Craig L. McKibben
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                                               Craig L. McKibben
                                               Vice President, Chief
                                               Financial Officer and Treasurer